UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2022 (January 27, 2022)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2022, the Board of Directors of Southern Copper Corporation (the “Corporation” or the “Company”) amended Section 2.7 of the Corporation’s By-Laws to eliminate the requirement of a quorum of eight members. Section 2.7, as amended, requires a quorum of the majority of the Board members.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the Company’s By-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)          Exhibits:

Exhibit 3.2	By-Laws of the Corporation as last amended on January 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX TO EXHIBITS

Exhibits

3.2	By-Laws of the Corporation as last amended on January 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Jorge Lazalde
Name:	Jorge Lazalde
Title:	Secretary

Date:  January 31, 2022

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